                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 8, 2001
                                                        ------------------


                        ACTIVE LINK COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Commission file number:  0-30220

                           Colorado                                                      84-0917382
--------------------------------------------------------------            ------------------------------------
(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

7388 South Revere Parkway,  Suite 1000, Englewood,  Colorado                              80112
--------------------------------------------------------------            ------------------------------------
           (Address of principal executive offices)                                     (Zip Code)

                                 (303) 721-8200
              -----------------------------------------------------
               Registrant's telephone number, including area code

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Active Link Communications, Inc. ("Active Link") on November 19, 2001 solely to add the financial statements of the business acquired as required by Item 7 (a) and the pro forma financial information as required by Item 7 (b).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The required financial statements of the business acquired are set forth below.

MOBILITY CONCEPTS, INC.
TABLE OF CONTENTS
SEPTEMBER 30, 2001 AND 2000
--------------------------------------------------------------------------------



                                                                 Page
UNAUDITED FINANCIAL STATEMENTS

        Balance Sheet                                              1

        Statements of Operations                                   2

        Statement of Changes in Stockholder's Deficit              3

        Statements of Cash Flows                                   4

        Notes to the Financial Statements                        5 - 6

MOBILITY CONCEPTS, INC.
UNAUDITED BALANCE SHEET
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                       2001
                                                                   ------------
ASSETS

Current assets
    Cash                                                           $    379,728
    Accounts receivable (net of allowance for doubtful
      accounts of $110,000)                                           1,474,252
    Inventories                                                         854,375
    Prepaid expenses and other current assets                            15,998
                                                                   ------------
                                                                      2,724,353
                                                                   ------------

Property and equipment                                                   29,098
                                                                   ------------

Other assets
    Deferred merger costs                                               336,820
    Note Receivable - Active Link                                       200,000
    Other assets                                                         13,597
                                                                   ------------
                                                                        550,417
                                                                   ------------


                                                                   $  3,303,868
                                                                   ============

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
    Revolving line of credit                                       $    996,836
    Current portion of long-term debt                                   146,667
    Current portion of shareholder note payable                         200,000
    Accounts payable and accrued expenses                             2,927,704
                                                                   ------------
                                                                      4,271,207
                                                                   ------------


Long-term liabilities - Note payable shareholder                        200,000
                                                                   ------------


Stockholder's deficit
    Common stock (9,000 shares authorized, $.02 par value,
      440 shares issued and outstanding)                                      9
    Additional paid-in capital                                          586,852
    Accumulated deficit                                              (1,754,200)
                                                                   ------------
                                                                     (1,167,339)
                                                                   ------------

                                                                   $  3,303,868
                                                                   ============

--------------------------------------------------------------------------------
See accompanying notes.                 1

MOBILITY CONCEPTS, INC.
UNAUDITED STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
--------------------------------------------------------------------------------

                                                       2001            2000
                                                   ------------    ------------
NET SALES                                          $  6,921,148    $  6,881,683

Cost of sales                                         5,600,389       5,329,305
                                                   ------------    ------------

GROSS PROFIT                                          1,320,759       1,552,378

Selling, general and administrative expenses          2,089,116       1,566,027
                                                   ------------    ------------

LOSS FROM OPERATIONS                                   (768,357)        (13,649)
                                                   ------------    ------------

Other (income) expense
    Interest expense                                     56,546          66,589
    Other income, net                                   (43,340)         (8,674)
                                                   ------------    ------------
                                                         13,206          47,915
                                                   ------------    ------------


NET LOSS                                           $   (781,563)   $    (61,564)
                                                   ============    ============


--------------------------------------------------------------------------------
See accompanying notes.                 2

MOBILITY CONCEPTS, INC.
UNAUDITED STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
SIX MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                                          Total
                                            Common Stock     Additional                Stockholder's
                                         ------------------   Paid-In    Accumulated      Equity
                                          Shares    Amount    Capital      Deficit       (Deficit)
                                         --------  --------  ----------  -----------   -------------
Balance, April 1, 2001                        440  $      9  $   66,991  $  (972,637)  $    (905,637)

Contribution by Shareholder                                     519,861                      519,861

Net loss                                                                    (781,563)       (781,563)
                                         --------  --------  ----------  -----------   -------------

BALANCE, SEPTEMBER 30, 2001                   440  $      9  $  586,852  $(1,754,200)  $  (1,167,339)
                                         ========  ========  ==========  ===========   =============

--------------------------------------------------------------------------------
See accompanying notes.                 3

MOBILITY CONCEPTS, INC.
UNAUDITED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                  2001            2000
                                                              ------------    ------------
OPERATING ACTIVITIES
    Net loss                                                  $   (781,563)   $    (61,564)
    Depreciation and amortization                                   15,000          27,395
    Provision for bad debts                                         50,000               0
    Changes in
        Accounts receivable                                      1,425,058        (318,800)
        Inventories                                               (113,070)        168,127
        Prepaid expenses and other current assets                   12,707               0
        Other assets                                                (7,161)         (1,433)
        Accounts payable and accrued liabilities                  (218,498)       (460,008)
                                                              ------------    ------------
    NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES            382,473        (646,283)
                                                              ------------    ------------

INVESTING ACTIVITIES
    Purchases of property and equipment                                  0            (889)
    Deferred merger costs                                         (336,820)              0
    Note receivable due from Active Link                          (200,000)              0
    Proceeds from (advances to) officer, net                       497,375         (83,126)
                                                              ------------    ------------
    NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES            (39,445)        (84,015)
                                                              ------------    ------------

FINANCING ACTIVITIES
    Proceeds from note payable - shareholder                       400,000               0
    Payments of long-term debt                                     (20,000)              0
    Proceeds from revolving line of credit, net                          0         246,695
    Proceeds from (payments to) shareholder capital                519,861               0
    Increase (decrease) in checks issued in excess of funds
      on deposit                                                  (889,342)        288,028
                                                              ------------    ------------
    NET CASH PROVIDED BY (USED IN)FINANCING ACTIVITIES              10,519         534,723
                                                              ------------    ------------

INCREASE (DECREASE) IN CASH                                        353,547        (195,575)

CASH
    Beginning of period                                             26,181         195,575
                                                              ------------    ------------

    END OF PERIOD                                             $    379,728    $          0
                                                              ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Interest paid                                             $     56,547    $     56,589
                                                              ============    ============


--------------------------------------------------------------------------------
See accompanying notes.                 4

MOBILITY CONCEPTS, INC.
NOTES TO THE FINANCIAL STATEMENTS
SIX MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

NOTE 1 BASIS OF PRESENTATION

The consolidated condensed interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes the disclosures are adequate to make information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto, at March 31, 2001 and for the two years then ended included in this Form 8-K/A filing. The Company follows the same accounting policies in preparation of interim reports.

Results of operations for the interim periods are not necessarily indicative of annual results.


NOTE 2 GOING CONCERN, RESULTS OF OPERATIONS AND MANAGEMENT'S PLANS

The Company has suffered significant losses for the past two years, and has negative working capital of $1,546,854 and a stockholder's deficit of $1,167,339 at September 30, 2001. The Company has previously funded its operating losses through increases in working capital deficits. On September 28, 2001, the Company's sole stockholder deposited $1,500,000 into the Company. This deposit represents (a) the stockholder's payoff of amounts previously advanced to him (approximately $580,000, including approximately $20,000 of interest, at September 28, 2001) (see Note 3), (b) a loan to the Company of $400,000 (bearing interest at 6 percent, with monthly principal payments of $16,667 beginning October 31, 2001 and the final balance due September 30, 2003) and (c) the remainder, approximating $520,000, being a capital contribution to the Company. The Company plans to improve operating income during fiscal 2002 by increasing sales through its strategic sales growth initiatives, as well as developing relationships with other vendors. As part of the sales growth initiatives, on November 8, 2001 the Company closed on a Merger Agreement with Active Link Communications, Inc. ("Active Link"), a publicly traded company, whereby the Company became a wholly-owned subsidiary of Active Link.

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result in the event the Company's plans are not successful.


--------------------------------------------------------------------------------
                                       5

NOTE 3 RELATED PARTY TRANSACTIONS

Amounts due from an officer, who is also the sole stockholder of the Company, in the amount of $497,375 as of March 31,2001 represented advances bearing interest at 7.5 percent per annum. Amounts due from the stockholder were collected in full on September 28, 2001. At the time of the repayment of the previous advances, the officer provided a loan to the Company in the amount of $400,000 payable in equal installments over a two year period. Monthly principal payments are $16,667 plus interest at 6 percent per annum.

In addition, during September 2001, the shareholder made a capital contribution to the Company of $519,861.


NOTE 4 SUBSEQUENT EVENT

The Company entered into a Forbearance Agreement with American National Bank and Trust Company of Chicago (the "Bank") as of November 8, 2001. The Agreement was a condition of the Bank's acceptance of the merger with Active Link and obligated the Company to repay the outstanding balances due the Bank no later than December 31, 2001. The Company entered into a financing agreement with Spectrum Commercial Services ("Spectrum") on December 21, 2001 whereby the Company sells specified accounts to Spectrum for cash. Using this financing, the Company repaid the Bank in full on December 31, 2001.

--------------------------------------------------------------------------------
                                       6

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
TABLE OF CONTENTS
MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------



                                                                             Page
INDEPENDENT AUDITORS' REPORT                                                   1


FINANCIAL STATEMENTS

        Balance Sheets                                                         2

        Statements of Operations                                               3

        Statements of Changes in Stockholder's Equity (Deficit)                4

        Statements of Cash Flows                                               5

        Notes to the Financial Statements                                    6 - 9

INDEPENDENT AUDITORS' REPORT



Board of Directors of
Mobility Concepts, Inc.

We have audited the accompanying balance sheets of Mobility Concepts, Inc. (f/k/a P.C. Solutions of Illinois, Inc.) (the "Company"), as of March 31, 2001 and 2000, and the related statements of operations, changes in stockholder's equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficit raising substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ALTSCHULER, MELVOIN AND GLASSER LLP



Chicago, Illinois
October 12, 2001

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
BALANCE SHEETS
MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                   2001            2000
                                                               ------------    ------------
ASSETS

Current assets
    Cash                                                       $     26,181    $    195,575
    Accounts receivable (net of allowance for doubtful
      accounts of $110,000 for both years)                        2,949,310       1,524,068
    Inventories                                                     741,305       1,408,245
    Prepaid expenses and other current assets                        28,705          16,442
                                                               ------------    ------------
                                                                  3,745,501       3,144,330
                                                               ------------    ------------

Property and equipment                                               44,098          65,006
                                                               ------------    ------------

Other assets
    Due from officer                                                497,375         202,496
    Other assets                                                      6,436          18,234
                                                               ------------    ------------
                                                                    503,811         220,730
                                                               ------------    ------------


                                                               $  4,293,410    $  3,430,066
                                                               ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Current liabilities
    Revolving line of credit                                   $    996,836    $    740,141
    Current portion of long-term debt                               166,667               0
    Checks issued in excess of funds on deposit                     889,342               0
    Accounts payable and accrued expenses                         3,146,202       2,946,067
    Due to former stockholder                                             0         200,000
                                                               ------------    ------------
                                                                  5,199,047       3,886,208
                                                               ------------    ------------

Stockholder's equity (deficit)
    Common stock (9,000 shares authorized, $.02 par value,
      440 shares issued and outstanding)                                  9               9
    Additional paid-in capital                                       66,991          66,991
    Accumulated deficit                                            (972,637)       (523,142)
                                                               ------------    ------------
                                                                   (905,637)       (456,142)
                                                               ------------    ------------


                                                               $  4,293,410    $  3,430,066
                                                               ============    ============


--------------------------------------------------------------------------------
See accompanying notes.                 2

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
STATEMENTS OF OPERATIONS
YEARS ENDED MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                                         2001            2000
                                                    ------------    ------------
NET SALES                                           $ 19,437,442    $ 14,960,852

Cost of sales                                         15,908,018      12,328,047
                                                    ------------    ------------

GROSS PROFIT                                           3,529,424       2,632,805

Selling, general and administrative expenses           3,877,175       3,162,490
                                                    ------------    ------------

LOSS FROM OPERATIONS                                    (347,751)       (529,685)
                                                    ------------    ------------

Other (income) expense
    Interest expense                                     110,169          50,062
    Other income, net                                     (8,425)       (141,684)
                                                    ------------    ------------
                                                         101,744         (91,622)
                                                    ------------    ------------

NET LOSS                                            $   (449,495)   $   (438,063)
                                                    ============    ============


--------------------------------------------------------------------------------
See accompanying notes.                 3

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
YEARS ENDED MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                                          Total
                                            Common Stock     Additional                Stockholder's
                                         ------------------   Paid-In    Accumulated      Equity
                                          Shares    Amount    Capital      Deficit       (Deficit)
                                         --------  --------  ----------  -----------   -------------
Balance, April 1, 1999                        440  $      9  $   66,991  $   (85,079)  $     (18,079)

Net loss                                        0         0           0     (438,063)       (438,063)
                                         --------  --------  ----------  -----------   -------------

Balance, March 31, 2000                       440         9      66,991     (523,142)       (456,142)

Net loss                                        0         0           0     (449,495)       (449,495)
                                         --------  --------  ----------  -----------   -------------

BALANCE, MARCH 31, 2001                       440  $      9  $   66,991  $  (972,637)  $    (905,637)
                                         ========  ========  ==========  ===========   =============

--------------------------------------------------------------------------------
See accompanying notes.                 4

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
STATEMENTS OF CASH FLOWS
YEARS ENDED MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                  2001            2000
                                                              ------------    ------------
OPERATING ACTIVITIES
    Net loss                                                  $   (449,495)   $   (438,063)
    Depreciation and amortization                                   22,073          24,700
    Provision for bad debts                                        124,394         163,101
    Changes in
        Accounts receivable                                     (1,549,636)       (898,846)
        Inventories                                                666,940        (658,442)
        Prepaid expenses and other current assets                  (12,263)        (16,442)
        Other assets                                                11,798           7,609
        Accounts payable and accrued expenses                      200,135       2,270,050
        Due to/from related parties                                      0          55,833
                                                              ------------    ------------
    NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES           (986,054)        509,500
                                                              ------------    ------------

INVESTING ACTIVITIES
    Purchases of property and equipment                             (1,165)        (45,431)
    Proceeds from (advances to) officer, net                      (294,879)       (332,342)
                                                              ------------    ------------
    NET CASH USED IN INVESTING ACTIVITIES                         (296,044)       (377,773)
                                                              ------------    ------------

FINANCING ACTIVITIES
    Proceeds from long-term debt                                   200,000               0
    Payments of long-term debt                                    (233,333)        (95,464)
    Repayment of note payable                                            0          23,518
    Proceeds from revolving line of credit, net                    256,695         175,141
    Increase (decrease) in checks issued in excess of funds
      on deposit                                                   889,342         (44,614)
                                                              ------------    ------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                    1,112,704          58,581
                                                              ------------    ------------

INCREASE (DECREASE) IN CASH                                       (169,394)        190,308

CASH
    Beginning of year                                              195,575           5,267
                                                              ------------    ------------

    END OF YEAR                                               $     26,181    $    195,575
                                                              ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Interest paid                                             $    105,826    $     48,708
                                                              ============    ============


--------------------------------------------------------------------------------
See accompanying notes.                 5

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 1 NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Mobility Concepts, Inc. (the "Company"), a Wisconsin corporation (formerly known as P.C. Solutions of Illinois, Inc.) is a provider of complete solutions for the mobile workforce, providing handheld computers, wireless technologies, software development and help desk services to customers located throughout the United States. The Company offers a selection of mobile products and services in order to successfully implement, manage, and deploy mobile projects.

Sales to one significant customer during 2001 approximated 27 percent of net sales and sales to two significant customers during 2000 approximated 41 percent of net sales. No other single customer accounted for more than 10 percent of net sales in either year. These customers' receivable balances represented 7 percent and .1 percent of trade accounts receivable as of March 31, 2001 and 2000, respectively. Approximately 86 percent and 69 percent of the Company's inventory purchases for 2001 and 2000, respectively, were from one vendor.

The Company has suffered significant losses for the past two years, and has negative working capital of $1,453,546 and a stockholder's deficit of $905,637 at March 31, 2001. The Company is not in compliance with certain covenants under its loan agreement and the related revolving line of credit expired on September 30, 2001 (see Note 5). The Company has previously funded its operating losses through increases in working capital deficits. On September 28, 2001, the Company's sole stockholder deposited $1,500,000 into the Company. This deposit represents (a) the stockholder's payoff of amounts previously advanced to him (approximately $580,000, including approximately $20,000 of interest, at September 28, 2001) (see Note 4), (b) a loan to the Company of $400,000 (bearing interest at 6 percent, with monthly principal payments of $16,667 beginning October 31, 2001 and the final balance due September 30, 2003) and (c) the remainder, approximating $520,000, being a capital contribution to the Company. The Company plans to improve operating income during fiscal 2002 by increasing sales through its strategic sales growth initiatives, as well as developing relationships with other vendors. As part of the sales growth initiatives, on June 1, 2001 the Company entered into a Merger Agreement with Active Link Communications, Inc. ("Active Link"), a publicly traded company, whereby the Company will become a wholly-owned subsidiary of Active Link. The closing of this transaction is to take place after the satisfaction, or waiver, of certain conditions set forth in the Merger Agreement. The Merger Agreement may be terminated in certain circumstances, including, among others, (a) by the mutual written agreement of all parties or (b) by either party if, prior to the closing, there is a material breach of any of the representations, warranties or covenants by the other party.

There can be no assurance that the Company will successfully complete the transaction contemplated in the Merger Agreement. Should the Company be unable to complete the transaction discussed above, the Company will likely need to seek another buyer, raise additional debt or equity financing and/or curtail its operations. The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result in the event the Company's plans are not successful.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies followed by the Company is as follows:

    USE OF ESTIMATES--The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from the estimates.


--------------------------------------------------------------------------------
See accompanying notes.                 6

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

    SEGMENTS--In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," which established annual reporting standards for an enterprise's operating segments and related disclosures about its products, services, geographic areas and major customers. The Company's operations are within one reportable segment operating in the United States.

    REVENUE RECOGNITION--Sales are recognized as products are shipped and title has passed to the customer.

    CONCENTRATION OF BANK DEPOSITS--The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk on cash.

    INVENTORIES--Inventories consist of hand held computer equipment and accessories as well as spare parts inventory for repairs, all of which are held for resale. Inventories are stated at the lower of cost or market with cost determined using the specific identification and weighted average method.

    PROPERTY AND EQUIPMENT--Property and equipment are stated at cost. For financial reporting purposes, depreciation is computed under the straight-line and accelerated methods over the estimated useful lives of the assets. For income tax reporting purposes, depreciation is computed under accelerated methods, as permitted under the Internal Revenue Code.

    INCOME TAXES--The Company has elected to be taxed as an S corporation, under the Internal Revenue Code, pursuant to which profits are allocated and taxed to its stockholder by inclusion in his individual income tax return. Accordingly, no liability or provision for federal income taxes is included in the accompanying financial statements and no deferred taxes are provided for temporary differences between tax and financial reporting. Upon the closing of the merger transaction described in Note 1, the Company's S corporation status will be terminated.

    ADVERTISING AND PROMOTION--All costs associated with advertising and promotion are charged to operations as incurred. Such expenses are included in selling, general and administrative expenses in the statement of operations and amounted to $7,170 and $40,864 for the years ended March 31, 2001 and 2000, respectively.

    FAIR VALUE OF FINANCIAL INSTRUMENTS--Management believes that the book value of its current receivables, accounts payable and accrued expenses approximates the fair value due to their short-term nature and the fair value of the revolving line of credit and long-term debt approximates its carrying value because the interest rate adjusts with changes in the market rate of interest.

    PRO FORMA INCOME--Pro forma income for the year ended March 31, 2001 would be equal to the historical net loss as presented in the statement of operations because the provision (benefit) for federal and state income taxes as if the Company were a "C" corporation rather than an "S" corporation for such period would be reduced by an equivalent valuation allowance.

--------------------------------------------------------------------------------
                                       7

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED MARCH 31, 2001 AND 2000
--------------------------------------------------------------------------------

NOTE 3 PROPERTY AND EQUIPMENT

Property and equipment at March 31, 2001 and 2000 consist of:

                                                                       Estimated
                                                2001        2000      Useful lives
                                             ----------  ----------   ------------
      Leasehold improvements                 $    6,000  $    6,000      5 years
      Furniture and fixtures                     90,999      94,000      7 years
      Computer equipment and software            74,414      70,248      5 years
                                             ----------  ----------
                                                171,413     170,248
      Accumulated depreciation and
       amortization                             127,315     105,242
                                             ----------  ----------
                                             $   44,098  $   65,006
                                             ==========  ==========


Depreciation expense amounted to $22,073 and $24,700 for years ended March 31, 2001 and 2000, respectively.


NOTE 4 DUE FROM OFFICER

Amounts due from an officer, who is also the sole stockholder of the Company, in the amount of $497,375 and $202,496 as of March 31, 2001 and 2000, respectively, represented advances bearing interest at 7.5 percent per annum. Amounts due from the stockholder were collected in full on September 28, 2001 (see Note 1).


NOTE 5 REVOLVING LINE OF CREDIT AND LONG-TERM DEBT

As of March 31, 2001, the Company was obligated to American National Bank and Trust Company of Chicago (the "Bank") under a loan and security agreement which provided for maximum aggregate borrowings of $1,200,000 evidenced by revolving credit and term facilities. Borrowings are secured by substantially all assets owned by the Company and are guaranteed by the Company's stockholder.

Revolving line of credit borrowings, due September 30, 2001, are limited to the lesser of $1,000,000 or the sum of (i) 80 percent of eligible accounts receivable and (ii) 30 percent of eligible inventories. Such borrowings, which amounted to $996,836 at March 31, 2001, bear interest at the prime rate plus
0.75 percent. The weighted average interest rates on the revolving line of credit borrowings were 10 percent and 9 percent for the years ended March 31, 2001 and 2000, respectively. Management believes that the Bank will continue to provide borrowings under the revolving line of credit, through March 31, 2002, under similar terms and conditions as those included in the line of credit that came due March 31, 2001.

Term borrowings, amounting to $166,667 at March 31, 2001 (in the original amount of $200,000), are payable in monthly principal installments of $3,333 plus interest at the Bank's prime rate plus 1 percent with final payment due April 30, 2005.

The agreement with the Bank contains certain covenants prohibiting certain actions without the consent of the Bank and requiring the maintenance of specified levels of net worth and cash flow. At March 31, 2001, the Company was not in compliance with several of the covenants. Accordingly, all amounts under the agreement have been classified as current.

--------------------------------------------------------------------------------

MOBILITY CONCEPTS, INC. (f/k/a P.C. SOLUTIONS OF ILLINOIS, INC.)
NOTES TO THE FINANCIAL STATEMENTS
YEARS ENDED MARCH 31, 2001 AND 2000


NOTE 6 EMPLOYEE BENEFIT PLAN

The Company provides a 401(k) employee savings plan option to all employees who meet certain eligibility requirements as defined by the plan. Eligible employees can contribute up to 15 percent of their gross wages, not to exceed the Internal Revenue Service limit, and are fully vested in these contributions immediately. The Company has elected to make matching contributions of 25 percent of the first 4 percent and 10 percent of the next 2 percent of employee voluntary contributions. Participants vest in employer contributions over a five year period. Company matching contributions to the plan amounted to $15,197 and $11,573 for the years ended March 31, 2001 and 2000, respectively.


NOTE 7 COMMITMENTS AND CONTINGENCIES

During 1999, the Company was sued by a former stockholder for breach of contract under a Stock Redemption Agreement, dated May 30, 1998, and for related claims. The dispute was settled in 2000 whereby the Company paid $200,000 to the former stockholder and entered into a Consulting Agreement with such stockholder which provides for sixty monthly payments of $12,223 through March 7, 2005. Amounts payable under this agreement are as follows:

               2002                     $ 146,676
               2003                       146,676
               2004                       146,676
               2005                       146,676
                                        ---------
                                        $ 586,704
                                        =========

The Company leases its sales and warehouse facilities under noncancellable operating lease agreements that expire at various dates through December 5, 2005. For a majority of the leases, the Company is responsible for its proportionate share of real estate taxes and operating expenses. Additionally, the Company leases certain office space under noncancellable operating lease agreements. Future minimum lease payments are as follows:

               2002                     $ 134,635
               2003                        24,184
               2004                        16,989
               2005                        16,989
               2006                        11,326
                                        ---------
                                        $ 204,123
                                        =========

Rent expense including occupancy costs, under the agreements amounted to $237,074 and $224,419 for the years ended March 31, 2001 and 2000, respectively.


--------------------------------------------------------------------------------

(b) PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

On November 8, 2001, the Company completed a business combination with Mobility Concepts, Inc. ("Mobility"). The Company issued to Timothy Ells (who was formerly the sole shareholder of Mobility) 9,959,651 shares of its restricted common stock (constituting 49% of the common stock of the Company upon completion of the merger), valued at $1.01 per share on the date of closing, and a contingent issuance to maintain his 49% stock ownership if the Company issues up to $1,000,000 in additional Active Link Communications, Inc. ("ALC") securities for cash during the period from the Closing Date through March 31, 2002.

As the former shareholder of Mobility will control the Company after the transaction, the merger will be accounted for as a reverse acquisition under which Mobility is deemed for accounting purposes to be the acquirer and Active Link the acquired entity. As a result of Active Link's actively selling all of its operations at the time of the merger, the acquisition has been treated as a recapitalization of Mobility. Accordingly, no goodwill or intangibles have been recorded as a result of this acquisition.

The following unaudited pro forma combined condensed financial statements illustrate the effect of the Merger on Active Link's financial position and results of operations. The unaudited pro forma combined condensed balance sheet as of October 31, 2001 is based on the historical balance sheets of Active Link and Mobility and assumes the Merger took place on that date. The unaudited pro forma combined condensed statements of operations for the six months ended October 31, 2001 and the year ended April 30, 2001 are based on the historical statements of operations of Active Link and Mobility for the same periods and assume the Merger and the acquisitions occurred as of May 1, 2000.

The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated at the foregoing date or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Active link and Mobility.

                        ACTIVE LINK COMMUNICATIONS, INC.
                             MOBILITY CONCEPTS, INC.
             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                                OCTOBER 31, 2001
                                 (IN THOUSANDS)


                                                   Historical Financial
                                                        Statements
                                             -------------------------------
                                               October 31,     September 30,
                                                  2001              2001                              Pro Forma
                                                                                                     Consolidated
                                                                                  Pro forma           Financial
                                                   ALC           Mobility        Adjustments          Statements
                                               -----------     -------------     -----------         ------------
 ASSETS
 Current assets:
    Cash                                       $       (40)    $         380     $        --         $        340
    Trade accounts and current portion of
       notes receivable                                987             1,474             (47)A              2,414
    WIP                                                747                --            (747)B                 --
    Inventories                                      1,002               854          (1,002)B                854
    Net assets held for sale                            --                --           2,559 B              2,559
    Other current assets                               120                16            (120)B                 16
                                               -----------     -------------                         ------------
        Total current assets                         2,816             2,724                                6,183

 Property and equipment, net                           299                29            (299)B                 29
 Deferred merger costs                                                   337            (337)D                 --
 Deposits and other assets                             191               214            (200)C                205
 Intangible assets, net                              1,345                --          (1,345)D                 --
                                               -----------     -------------                         ------------

                                               $     4,651     $       3,304                         $      6,417
                                               ===========     =============                         ============


 LIABILITIES AND STOCKHOLDERS' DEFICIT
 Current liabilities:
     Trade accounts payable                    $     3,147     $       2,068     $     (47)A         $      5,168
     Revolving line of credit                          580               997          (200)C                1,377
     Current portion of notes payable                2,877               347                                3,224
     Accrued expenses and other                      1,661               859          (913)B                1,607
                                               -----------     -------------                         ------------
        Total current liabilities                    8,265             4,271                               11,376

 Notes  payable and other                              621               200           (41)B                  780
                                               -----------     -------------                         ------------

        Total liabilities                            8,886             4,471                               12,156
                                               -----------     -------------                         ------------

 Stockholders' deficit:
    Common stock                                    11,557                --       (11,557)D                   --
    Additional paid-in capital                       1,192               587        (1,779)D                   --
    Excess of liabilities over assets acquired          --                --        (3,985)D               (3,985)
    Accumulated deficit                            (16,984)           (1,754)       16,984 D               (1,754)
                                               -----------     -------------                         ------------
         Total stockholders' deficit                (4,235)           (1,167)                              (5,739)
                                               -----------     -------------                         ------------

                                               $     4,651     $       3,304                         $      6,417
                                               ===========     =============                         ============

See notes to pro forma combining condensed financial information.

                        ACTIVE LINK COMMUNICATIONS, INC.
                             MOBILITY CONCEPTS, INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                    FOR THE SIX MONTHS ENDED OCTOBER 31, 2001
              (IN THOUSANDS EXCEPT EARNINGS PER SHARE INFORMATION)



                                                         Historical Financial
                                                               Statements
                                                      October 31,    September 30,                       Pro forma
                                                         2001            2001                          Consolidated
                                                                                       Pro forma         Financial
                                                          ALC           Mobility      Adjustments        Statements
                                                      ------------    ------------    ------------      ------------
Revenue:
   Direct equipment and service sales                 $      6,842    $      6,921    $     (6,842)  E  $      6,921
   Other revenue                                                14              43                                57
                                                      ------------    ------------                      ------------
        Total revenue                                        6,856           6,964                             6,978

Costs and expenses:
    Cost of direct equipment and service sales               5,549           5,600          (5,549)  E         5,600
    Selling, general and administrative                      1,951           2,089          (1,344)  E         2,435
    Interest Expense                                           386              56            (386)  E            56
    Permanent impairment of goodwill                         3,500              --          (3,500)  E            --
                                                      ------------    ------------                      ------------
                                                            12,272           8,027                             8,092
                                                      ------------    ------------                      ------------


Loss from continuing operations before
income taxes                                                (5,416)         (1,063)                           (1,114)

Income tax benefit                                              92              --             (92)  E            --
                                                      ------------    ------------                      ------------
Loss from continuing operations                             (5,324)         (1,063)                           (1,114)

Discontinued operations                                         23              --          (4,827)  E        (4,804)
                                                      ------------    ------------                      ------------

Loss before extraordinary item                              (5,301)         (1,063)                           (5,918)

Extraordinary item - gain on restructuring of an
account payable                                                165              --            (165)  E            --

Net loss                                              $     (5,136)   $     (1,063)                     $     (5,918)
                                                      ============    ============                      ============

Loss per common share:
    Basic and Diluted
       Loss from continuing operations                $       (.52)                                     $       (.05)
       Loss from discontinued operations                        --                                              (.24)
       Extraordinary item                                      .02                                                --
                                                      ------------                                      ------------

       Net loss                                       $       (.50)                                     $       (.29)
                                                      ============                                      ============

Weighted average number of common shares
outstanding                                             10,373,232                       9,959,651   F    20,332,883
                                                      ============                    ============      ============

See notes to pro forma combining condensed financial information.

                        ACTIVE LINK COMMUNICATIONS, INC.
                             MOBILITY CONCEPTS, INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED APRIL 30, 2001
              (IN THOUSANDS EXCEPT EARNINGS PER SHARE INFORMATION)



                                                          Historical Financial
                                                                Statements
                                                        April 30,       March 31,                          Pro forma
                                                          2001            2001                            Consolidated
                                                                                       Pro forma           Financial
                                                          ALC           Mobility      Adjustments          Statements
                                                      ------------    ------------    ------------        ------------
Revenue:
   Direct equipment and service sales                 $     16,974    $     19,437    $    (16,974)   E   $     19,437
   Other revenue                                                59               8                                  67
                                                      ------------    ------------                        ------------
        Total revenue                                       17,033          19,445                              19,504

Costs and expenses:
    Cost of direct equipment and service sales              12,521          15,908         (12,521)   E         15,908
    Selling, general and administrative                      6,171           3,877          (5,406)   E          4,642
    Interest Expense                                           467             110            (467)   E            110
                                                      ------------    ------------                        ------------
                                                            19,159          19,895                              20,660
                                                      ------------    ------------                        ------------

Loss from continuing operations before
income taxes                                                (2,126)           (450)                             (1,156)

Income tax benefit                                              76              --             (76)   E             --
                                                      ------------    ------------                        ------------

Loss from continuing operations                             (2,050)           (450)                             (1,156)

Discontinued operations                                        127              --          (1,344)   E         (1,217)
                                                      ------------    ------------                        ------------

Net loss                                              $     (1,923)   $       (450)                       $     (2,373)
                                                      ============    ============                        ============

Loss per common share:
   Basic and Diluted
       Loss from continuing operations                $       (.21)                                       $       (.06)
       Income (loss) from discontinued
           operations                                          .01                                                (.06)
                                                      ------------                                        ------------
          Net Loss                                    $       (.20)                                       $       (.12)
                                                      ============                                        ============

Weighted average number of common
shares outstanding
                                                         9,758,516                       9,959,651    F     19,718,167
                                                      ============                    ============        ============

See notes to pro forma combining condensed financial information.

                        ACTIVE LINK COMMUNICATIONS, INC.
                             MOBILITY CONCEPTS, INC.
    NOTES TO PRO FORMA COMBINING CONDENSED FINANCIAL INFORMATION (UNAUDITED)

(A) To eliminate an inter-company receivable and payable.

(B) To reclassify assets and liabilities of ALC operations that are planned to be discontinued.

(C) To eliminate an inter-company note receivable and payable.

(D) To record the acquisition of ALC by Mobility.

(E) To reclassify revenue and expenses of ALC operations that are planned to be discontinued.

(F) Common shares issued as part of the acquisition are assumed to be issued and outstanding at the beginning of the pro forma period presented. The fully diluted weighted average common shares outstanding and the fully diluted loss per share are not presented, as the effect would be anti-dilutive.

(c) EXHIBITS

         2.1 Amended and Restated Agreement by and among Active Link Communications, Inc., ALCI Acquisition Corp., Mobility Concepts, Inc., Timothy Ells and James Ciccarelli (1)

         10.1 Registration Rights Agreement among Active Link Communications, Inc. and Timothy Ells. (1)

         10.2 Employment Agreement between Active Link Communications, Inc. and Timothy Ells. (1)

         10.3 Employment Agreement between Mobility Concepts, Inc. and Tamara Ells. (1)

         ----------
         (1) These exhibits were included with the original filing of Form 8-K on November 19, 2001.



SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Active Link Communications, Inc.
                                      ------------------------------------------
                                      (Registrant)


Date: January 15, 2002                /s/ David E. Welch
      ----------------                -----------------------------------------
                                      David E. Welch, Vice President and
                                      Chief Financial Officer